UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2011 (February 21, 2011)

ITC^DELTACOM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	0-23253 (Commission File Number)	58-2301135 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309

(Address of principal executive offices)  (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01  Changes in Registrant’s Certifying Accountant.

On December 8, 2010, EarthLink, Inc. (“EarthLink”) acquired ITC^DeltaCom, Inc. (the “Company”) as a wholly-owned subsidiary.  In connection with the consummation of this acquisition, on February 21, 2011, the Company’s Audit Committee approved dismissing BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm effective upon BDO’s completion of its audit of the Company’s financial statements as of December 31, 2010 and for the period January 1, 2010 to December 7, 2010 (Predecessor period) and the period December 8, 2010 to December 31, 2010 (Successor period) and the filing by the Company of its Form 10-K for the year ended December 31, 2010. The Company’s Audit Committee also approved engaging Ernst & Young (“E&Y”) to serve as the Company’s independent registered public accounting firm for the 2011 fiscal year.  E&Y currently serves as EarthLink’s independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2008 and 2009 and for the period January 1, 2010 through February 25, 2011, the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports with respect to the Company’s consolidated financial statements for any of such years. During such periods, there were also no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The reports of BDO with respect to the Company’s audited consolidated financial statements for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2008 and 2009 and for the period January 1, 2010 through February 25, 2011 (1) neither the Company nor anyone on the Company’s behalf consulted E&Y regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) E&Y did not provide the Company with a written report or oral advice that they concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that the firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided to BDO is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from BDO USA, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  February 25, 2011

EARTHLINK, INC.

By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from BDO USA, LLP